AGREEMENT FOR APPOINTMENT OF TRUSTEE AND TERMINATION OF PLAN

This is an AGREEMENT between the Pension Benefit Guaranty Corporation ("PBGC") and Infinite Group, Inc. ("Company").

RECITALS:

A. PBGC is a United States government agency established by Title IV of the Employee Retirement Income Security Act of 1974, *as amended*, 29 U.S.C. §§1301-1461 ("ERISA").

B. The Company is a corporation organized under the laws of Delaware, with its principal place of business located in Pittsford, NY.

C. Osley & Whitney maintained the Osley & Whitney, Inc. Retirement Plan ("Plan") to provide retirement benefits for certain of its employees. The Plan was established effective August 7, 1985.

D. The Plan is an employee pension benefit plan to which 29 U.S.C. § 1321(a) applies and is not exempt under 29 U.S.C. § 1321(b). The Plan is therefore covered by Title IV of ERISA.

E. For purposes of this Agreement, the Company is the administrator of the Plan within the meaning of 29 U.S.C. §§ 1002(16) and 1301(a)(1).

F. On November 30, 2001, the Company permanently ceased all business operations at its subsidiary, Osley & Whitney, Inc.

G. The Company is the contributing sponsor of the Plan within the meaning of 29 U.S.C. § 1301(a)(13).

H. PBGC has issued to the Company a Notice of Determination under 29 U.S.C. § 1342(a) that has not met the minimum funding standard required under section 412 of the Internal

Revenue Code; and will be unable to pay benefits when due, and that the Plan should be terminated under 29 U.S.C. § 1342(c).

NOW THEREFORE, the parties agree:

1. The Plan is terminated under 29 U.S.C. § 1342(c).

2. The Plan termination date is November 30, 2001, under 29 U.S.C. § 1348.

3. PBGC is appointed trustee of the Plan under 29 U.S.C. § 1342 (c).

4. The Company and any other person having possession or control of any records, assets or other property of the Plan shall convey and deliver to PBGC any such records, assets or property in a timely manner. PBGC reserves all its rights to pursue such records, assets, and other property by additional means, including but not limited to issuance of administrative subpoenas under 29 U.S.C. § 1303.

5. PBGC will have, with respect to the Plan, all of the rights and powers of a trustee specified in ERISA or otherwise granted by law.

Dated: 9/23/2011 By: [signature]
James Villa
President

PENSION BENEFIT GUARANTY CORPORATION

Dated: 11/1/2011 By: Yaisha Lawrence
Name: